Net Revenues - Discounts and Other Reductions (Details) - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Discounts and other reductions in gross income
Gross sales	€ 6,429,762	€ 5,588,257	€ 5,322,618
Chargebacks	(1,119,540)	(923,023)	(826,775)
Cash discounts	(70,340)	(62,518)	(57,512)
Volume rebates	(56,426)	(46,922)	(43,274)
Medicare and Medicaid	(50,442)	(40,343)	(41,722)
Other discounts	(34,323)	(28,727)	(35,262)
Total net sales	€ 5,098,691	€ 4,486,724	€ 4,318,073